FT 266

      Blue-Chip Undervalued Land of Lincoln Stocks Trust, Series 2

            Supplement to the Prospectus dated July 22, 1998

Notwithstanding anything to the contrary in the Prospectus, the Net Dealer Concessions for volume purchases of 1.90%, 1.65%, 1.30%, 1.15% and 0.50% as set forth in the chart on page 19 of the Prospectus shall be amended to 1.75%, 1.50%, 1.15%, 1.00% and 0.50%, respectively.

July 27, 1998